CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

Name of Registrant: Thrivent Mutual Funds

In connection with the Report on Form N-CSR for the above-named issuer, the undersigned hereby certify, to the best of their knowledge, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: June 26, 2020

/s/ David S. Royal
David S. Royal
President and Chief Investment Officer
(principal executive officer)

Date: June 26, 2020                                                                            /s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer and Principal Accounting Officer
(principal financial officer)